MONEY MARKET OBLIGATIONS TRUST

                               Amendment No. 19
                                    to the
                              Amended & Restated
                             DECLARATION OF TRUST

                            Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
      Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                         Alabama Municipal Cash Trust

                         Arizona Municipal Cash Trust
                         Institutional Service Shares

                       Automated Cash Management Trust
                                Cash II Shares
                         Institutional Service Shares

                      Automated Government Cash Reserves

                       Automated Government Money Trust

                       Automated Treasury Cash Reserves

                       California Municipal Cash Trust
                                Cash II Shares
                         Institutional Service Shares
                             Institutional Shares

                       Connecticut Municipal Cash Trust
                         Institutional Service Shares

                            Federated Master Trust

                  Federated Short-Term U.S. Government Trust

                           Federated Tax-Free Trust

                         Florida Municipal Cash Trust
                                Cash II Shares
                             Institutional Shares

                         Georgia Municipal Cash Trust
                         Government Obligations Fund
                             Institutional Shares
                         Institutional Service Shares
                                 Trust Shares

                   Government Obligations Tax Managed Fund
                             Institutional Shares
                         Institutional Service Shares

                  Liberty U.S. Government Money Market Trust
                                Class A Shares
                                Class B Shares

                              Liquid Cash Trust

                        Maryland Municipal Cash Trust

                      Massachusetts Municipal Cash Trust
                              Galaxy BKB Shares
                         Institutional Service Shares

                        Michigan Municipal Cash Trust
                         Institutional Service Shares
                             Institutional Shares
                                Cash II Shares

                        Minnesota Municipal Cash Trust
                              Cash Series Shares
                             Institutional Shares

                           Money Market Management

                              Money Market Trust

                          Municipal Obligations Fund
                         Institutional Capital Shares
                         Institutional Service Shares
                             Institutional Shares

                       New Jersey Municipal Cash Trust
                         Institutional Service Shares
                             Institutional Shares

                        New York Municipal Cash Trust
                                Cash II Shares
                         Institutional Service Shares

                     North Carolina Municipal Cash Trust

                          Ohio Municipal Cash Trust
                                Cash II Shares
                         Institutional Service Shares
                             Institutional Shares


                      Pennsylvania Municipal Cash Trust
                              Cash Series Shares
                         Institutional Service Shares
                             Institutional Shares

                         Prime Cash Obligations Fund
                         Institutional Capital Shares
                         Institutional Service Shares
                             Institutional Shares

                            Prime Obligations Fund
                             Institutional Shares
                         Institutional Service Shares
                                 Trust Shares

                         Prime Value Obligations Fund
                         Institutional Capital Shares
                         Institutional Service Shares
                             Institutional Shares

                          Tax-Free Instruments Trust
                         Institutional Service Shares
                              Investment Shares

                          Tax-Free Obligations Fund
                             Institutional Shares
                         Institutional Service Shares
                                 Trust Shares

                          Treasury Obligations Fund
                             Institutional Shares
                         Institutional Service Shares
                         Institutional Capital Shares
                                 Trust Shares

                      Trust for Government Cash Reserves

               Trust for Short-Term U.S. Government Securities

                     Trust for U.S. Treasury Obligations

                         U.S. Treasury Cash Reserves
                         Institutional Service Shares
                             Institutional Shares

                        Virginia Municipal Cash Trust
                         Institutional Service Shares
                             Institutional Shares


            The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the day of November, 2002.

      WITNESS the due execution hereof this            day of November, 2002.



                            J. Christopher Donahue
                           Executive Vice President